SUPPLEMENT DATED SEPTEMBER 15, 2021
TO

PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

This supplement contains important information about investment options available under Your policy.

For the following Portfolios:

BNY Mellon Variable Investment Fund: Growth and Income Portfolio
BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio
BNY Mellon Investment Portfolios: MidCap Stock Portfolio

The investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the fund's sub-investment adviser.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE POLICY REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE.